BLACKROCK FUNDS II

BlackRock Dynamic High Income Portfolio

(the “Fund”)

Supplement dated March 6, 2019 to the

Statement of Additional Information (“SAI”), dated November 28, 2018, as supplemented to date

On February 21, 2019, the Board of Trustees of BlackRock Funds II approved the appointment of BlackRock International Limited as a sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as a sub-adviser of the Fund was effective on February 22, 2019. BlackRock International Limited previously served as a sub-adviser to the Fund from November 3, 2014 through June 30, 2018.

The following changes are made to the SAI:

The first paragraph in the section of the SAI entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

The management and sub-advisory services provided by BlackRock, BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BRS”), and the fees received for such services, are described in the Prospectus.

The ninth paragraph in the section of the SAI entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

BlackRock has entered into sub-advisory agreements with BIL, BNA and BRS (collectively, the “Sub-Advisers”) pursuant to which each Sub-Adviser receives for the services for that portion of the Portfolio for which each Sub-Adviser serves as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Investment Advisory Agreement. The Investment Advisory Agreement with BlackRock and the sub-advisory agreements between BlackRock and BIL, BlackRock and BNA, and BlackRock and BRS are collectively referred to as the “Advisory Contracts.” The Advisory Contract between BlackRock and BIL was effective February 22, 2019. BIL previously served as a sub-adviser to the Portfolio from November 3, 2014 through June 30, 2018.

The eleventh and twelfth paragraphs in the section of the SAI entitled “Management and Advisory Arrangements” are deleted in their entirety and replaced with the following:

A discussion regarding the basis for the Board’s approval of the Advisory Contract with BlackRock and the Advisory Contracts between BlackRock and each of BNA and BRS is included in the Portfolio’s Annual Report to Shareholders for the fiscal year ended July 31, 2018. A discussion regarding the basis for the Board’s approval of the Advisory Contract between BlackRock and BIL will be included in the Portfolio’s Annual Report to Shareholders for the fiscal year ended July 31, 2019.

Under the Advisory Contracts, BlackRock, BIL, BNA and BRS are not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, BlackRock, BIL, BNA and BRS are liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each Advisory Contract is terminable as to the Portfolio by vote of the Trust’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock, BIL, BNA or BRS, as the case may be. BlackRock, BIL, BNA and BRS may also terminate their advisory relationship with respect to the Portfolio on 60 days’ written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.

Shareholders should retain this Supplement for future reference.

SAI-DHI-0319SUP